UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	2/28/09

ITEM 1.           REPORT TO STOCKHOLDERS

  FEBRUARY 28, 2009

Semiannual Report to Shareholders

DWS Global Thematic Fund

Contents

4 Performance Summary

9 Information About Your Fund's Expenses

11 Portfolio Management Review

18 Portfolio Summary

20 Investment Portfolio

27 Financial Statements

31 Financial Highlights

37 Notes to Financial Statements

47 Investment Management Agreement Approval

52 Summary of Management Fee Evaluation by Independent Fee Consultant

57 Summary of Administrative Fee Evaluation by Independent Fee Consultant

58 Account Management Resources

60 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities and securities of emerging markets presents certain risks, such as currency fluctuation, political and economic changes, and market risks. The fund may also invest in derivatives which may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. All these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 28, 2009

Classes A, B, C, R and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2008 are 1.44%, 2.28%, 2.19%, 1.72% and 1.14% for Class A, Class B, Class C, Class R and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 28, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 3-year, 5-year and 10-year periods for Class B shares and for the 5-year and 10-year periods for Class A, C and R shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the period prior to their inception on June 18, 2001 and for Class R shares for the period prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of DWS Global Thematic Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/28/09
DWS Global Thematic Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-46.03%	-52.05%	-17.82%	-3.83%	-.29%
Class B	-46.33%	-52.53%	-18.56%	-4.66%	-1.12%
Class C	-46.23%	-52.40%	-18.43%	-4.55%	-1.05%
Class R	-46.13%	-52.18%	-18.02%	-4.06%	-.52%
MSCI World Index+	-43.55%	-47.12%	-15.22%	-5.02%	-2.55%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 2/28/09
DWS Global Thematic Fund	6-Month‡	Life of Fund*
Institutional Class	-45.90%	-45.20%
MSCI World Index+	-43.55%	-43.55%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class commenced operations on August 26, 2008. Index returns began on August 31, 2008.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 2/28/09	$ 12.54	$ 12.12	$ 12.20	$ 12.54	$ 12.51
8/31/08	$ 23.43	$ 22.75	$ 22.85	$ 23.42	$ 23.37
Distribution Information: Six Months as of 2/28/09: Income Dividends	$ .02	$ —	$ -—	$ —	$ .06
Capital Gain Distributions	$ .09	$ .09	$ .09	$ .09	$ .09
Class A Lipper Rankings — Global Multi-Cap Growth Funds Category as of 2/28/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	85	of	100	85
3-Year	55	of	71	77
5-Year	19	of	56	34

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Thematic Fund — Class A [] MSCI World Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/28/09
DWS Global Thematic Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$4,519	$5,232	$7,752	$9,155
	Average annual total return	-54.81%	-19.42%	-4.97%	-.88%
Class B	Growth of $10,000	$4,606	$5,327	$7,825	$8,937
	Average annual total return	-53.94%	-18.93%	-4.79%	-1.12%
Class C	Growth of $10,000	$4,760	$5,428	$7,922	$8,994
	Average annual total return	-52.40%	-18.43%	-4.55%	-1.05%
Class R	Growth of $10,000	$4,782	$5,510	$8,130	$9,490
	Average annual total return	-52.18%	-18.02%	-4.06%	-.52%
MSCI World Index+	Growth of $10,000	$5,288	$6,094	$7,729	$7,725
	Average annual total return	-47.12%	-15.22%	-5.02%	-2.55%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2008 is 1.19% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 28, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 10-year period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 2/28/09
DWS Global Thematic Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-45.95%	-51.92%	-17.61%	-3.54%	-.01%
MSCI World Index+	-43.55%	-47.12%	-15.22%	-5.02%	-2.55%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 2/28/09	$ 12.49
8/31/08	$ 23.36
Distribution Information: Six Months as of 2/28/09: Income Dividends	$ .06
Capital Gain Distributions	$ .09
Class S Lipper Rankings — Global Multi-Cap Growth Funds Category as of 2/28/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	83	of	100	83
3-Year	54	of	71	75
5-Year	15	of	56	27
10-Year	7	of	28	25

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Global Thematic Fund — Class S [] MSCI World Index+

Yearly periods ended February 28
Comparative Results as of 2/28/09
DWS Global Thematic Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$4,808	$5,593	$8,351	$9,991
	Average annual total return	-51.92%	-17.61%	-3.54%	-.01%
MSCI World Index+	Growth of $10,000	$5,288	$6,094	$7,729	$7,725
	Average annual total return	-47.12%	-15.22%	-5.02%	-2.55%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2008 to February 28, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2009
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 9/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/09	$ 539.70	$ 536.70	$ 537.70	$ 538.70	$ 540.50	$ 541.00
Expenses Paid per $1,000*	$ 6.26	$ 10.17	$ 9.30	$ 7.21	$ 5.19	$ 4.28
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 9/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/09	$ 1,016.66	$ 1,011.55	$ 1,012.69	$ 1,015.42	$ 1,018.05	$ 1,019.24
Expenses Paid per $1,000*	$ 8.20	$ 13.32	$ 12.18	$ 9.44	$ 6.80	$ 5.61
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Global Thematic Fund	1.64%	2.67%	2.44%	1.89%	1.36%	1.12%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the management team of DWS Global Thematic Fund discusses the market environment, the fund's performance and their investment strategy during the six-month period ended February 28, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the global equity markets perform during the semiannual period?

A: Global equities generated very weak results during the past six months, as reflected by the -43.55% return of the fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index.1 The cause of this downturn was the continued evolution of the global financial crisis, which led to the deterioration of bank balance sheets, a sharp erosion in investor confidence and a severe slowdown in economic growth. Slower growth, in turn, caused a sharp drop in corporate earnings, particularly in the most economically sensitive sectors. Taken together, these factors led to a market decline whose severity has little historical precedent.

Q: How did the fund perform during this time?

A: During the six-month period ended February 28, 2009, Class A shares of DWS Global Thematic Fund returned -46.03%. During the same period, the fund trailed both the MSCI World Index and the -43.69% average return of the funds in its Lipper peer group, Global Multi-Cap Growth Funds.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and for more complete performance information.)

Q: What are your general thoughts regarding the fund's recent underperformance?

A: To review, we strive to identify global themes that we believe are most likely to be important long-term drivers of the global business environment. Then we use intensive fundamental research and a wide array of quantitative tools to invest in companies that stand to benefit as these themes unfold.

This approach helped us to steer clear of the many collapses that plagued the largest stocks in the financial sector. Still, the past six months were a difficult time for the fund. The bulk of the fund's underperformance occurred during September and October, when the severe market downturn led to a significant increase in the correlation among both sectors and individual stocks. For the fund, this was an important development, since the combination of macroeconomic developments and investor fears were driving down the prices of virtually all stocks without regard for their underlying fundamentals.

After mid-November, however, volatility dropped and the fundamental drivers of our global themes appeared to reassert themselves in market prices. The result was improved relative performance for the fund over the final four months of the period. We are encouraged by the fact that fundamentals, rather than broader macroeconomic concerns, have begun to play a greater role in the performance of individual stocks.

Q: How did the fund's geographic positioning affect performance?

A: Since we manage the fund without a significant focus on tracking the sector or geographic weightings of the benchmark, we tend to have a high weighting in stocks not represented in the MSCI World Index. Most notably, the fund has a relatively large off-benchmark position in the emerging markets. This position, which has helped performance significantly in recent years, is not the result of a "top-down" analysis. Rather, we have found these geographies to be home to a number of attractively valued companies that meet our thematic guidelines. This approach didn't work during the past six months, as the emerging markets performed very poorly amid hedge funds' forced liquidations of their holdings. The result was substantial underperformance for the fund's positions in the emerging markets.

This development had the largest impact on the global theme Large Units, which invests in companies benefiting from the growth of consumerism throughout the world's developing countries. As such, the theme was exposed to the downturn in the emerging markets through positions in Sberbank* (Russia), Gazprom (Russia), Steppe Cement Ltd. (Kazakhstan) and ICICI Bank Ltd.* (India).

Although the world's smaller markets performed poorly during the semiannual period, we continue to view them as a source of opportunity. For example, Russia's stock market fell in excess of 50% during the past six months, taking more than three percentage points off the fund's return relative to the benchmark, as stocks such as Gazprom, Sberbank, Mechel and Vimpel- Communications (ADR) steeply declined. Nevertheless, Russia is now one of the cheapest markets in the world, trading at three times earnings, 0.6 times book value and 0.5 times sales. We believe valuation metrics such as these signal a compelling longer-term opportunity.

Fund Assets by Global Theme, as of February 28, 2009 (as a % of investments)
Asymmetric Negotiators	15.75%
Supply Chain Dominance	15.39%
Talent & Ingenuity	14.25%
New Annuities	13.33%
Global Agribusiness	8.04%
Large Units	7.10%
Personalized Medicine	6.66%
Security	5.89%
Disequilibria	5.85%
Private/Public Partnerships	4.42%
Distressed Companies	2.38%
Market Hedge	0.94%

Source: Deutsche Bank

Q: What global theme had the largest negative impact on fund performance?

A: The theme Global Agribusiness, which invests in companies positioned to benefit from rising global food consumption, would typically be fairly immune to the impact of the broader economic cycle. However, in recent years there has been a proliferation of commodity-related investment products that, for marketing and sales purposes, have tied together agriculture-related companies with cyclical hard commodity plays such as metals, mining, oil and gas. As investors sought to reduce the economic sensitivity of their portfolios, many were forced to sell agribusiness-related positions that were bundled with these more cyclical assets. This was the primary factor in the underperformance of agriculture-related stocks.

Q: Please discuss the fund's newest global theme.

A: Our newest theme in the portfolio, Personalized Medicine, seeks opportunities relating to changes in the provision of individual health care. This theme invests in companies that are enabling the selection of optimal therapy; reducing trial-and-error prescription; lowering the time, cost, and failure rate of clinical trials; and — most importantly — reducing the overall cost of health care.

The sequencing of the human genome in 2003 has enabled a fundamental shift in health care from "diagnose and treat" to "predict and prevent." From the perspective of individual patients, there is a clear need for more personalized health care: patients respond differently to the same medicine, as evidenced by the fact that, on average, drugs are only effective in 40% to 60% of cases. Additionally, over two million serious adverse drug reactions occur annually in the United States, causing as many as 137,000 deaths. At a societal level, improved (and more cost-effective) risk assessment, prevention and treatment is imperative, given that 69% of the elderly have more than one chronic condition, life expectancy is at new highs and US health expenditures are approaching 20% of gross domestic product.3 We believe the emergence of personalized medicine forces the reconsideration of the one-size-fits-all pharmaceutical approach.

Our quartet of pioneering names in the Personalized Medicine theme all contributed positively during the period: Life Technologies Corp., the world's largest life sciences company; QIAGEN N.V., the Dutch clinical diagnostics franchise; Laboratory Corp. of America Holdings; and Roche Holding AG.

Q: What was the performance impact of the global themes you expect to be less correlated with the broader world markets?

A: An unexpected negative was Private/Public Partnerships, which invests in companies that partner with governments and regulators. We divide the portfolio's themes into three groups: up-market themes, down-market themes and non-cyclical themes. Ideally, this would help the fund outperform in both up and down markets. Unfortunately, the Private/Public Partnerships theme — which is among those we expect to perform relatively well in falling markets — in fact underperformed. The primary cause was the fund's positions in four airport stocks that were hurt by the decline in passenger volumes: Flughafen Wien AG (Austria), Fraport AG (Germany), Gemina SpA. (Italy) and Grupo Aeroportuario del Pacifico SAB de CV (Mexico).

On the plus side, the theme Market Hedge — which invests largely in gold mining and other defensive companies for the purpose of improving the fund's diversification — outperformed the broader market by a wide margin due to the impressive gain in the price of gold during the past six months. Market Hedge also holds a position in Johnson & Johnson, which performed well largely as a result of its defensive nature.

New Annuities is a theme that focuses on companies that can benefit from the predictable, long-term results generated by their business lines and investments. The recurring nature of their income means that these stocks would be expected to hold up better than the overall market during a downturn, and that indeed proved to be the case during the past six months. Notable outperformers were the US-based companies Altria Group Ltd.*, Mattel, Inc. and Pfizer, Inc., along with the UK-based wireless operator Vodafone PLC*.

Q: What factors affected the performance of the fund's other global themes?

A: It is important to keep in mind that the dramatic nature of the market sell-off meant that all of our global themes generated a negative return. As a result, the performance impact of each theme was largely a function of its weighting in the portfolio. The following four themes, each of which carries double-digit weightings, all had a meaningful impact:

Supply Chain Dominance is a theme that invests in companies that are gaining leverage over their suppliers, customers and competitors through economies of scale and/or cost savings. Here, shares of a relatively new position in Owens-Illinois, Inc. came under pressure due to recent strengthening of the US dollar, coupled with a cut in the company's demand forecast. Other weak performers in this theme included Mitsui Fudosan Co., Ltd., Swiss Re and Tenaris SA*. On the plus side, shares of US-based Mylan, Inc. — one of the world's leading diversified generic and specialty pharmaceutical companies — soared after the company received US Food & Drug Administration (FDA) approval for several generic drugs.

Asymmetric Negotiators invests in companies that are able to conduct one-sided price negotiations due to their access to raw materials. Since this theme invests largely in the energy and natural resources sectors, it was vulnerable to the sharp declines in virtually all stocks within these groups. Individual detractors of note were PT Bumi Resources*, an Indonesian resources company; Gazprom*; and the mining company BHP Billion PLC.

The Talent & Ingenuity theme seeks companies that thrive on human talent and intellectual property ownership rather than hard assets. As such, it has a substantial weighting in health care companies, whose low sensitivity to broader economic trends made it the best-performing sector in the market during the past six months. The top performer in health care was the fund's position in the exchange-traded fund (ETF) iShares Nasdaq Biotechnology Index Fund, which outpaced the broader market due to the more reliable earnings streams generated by biotechnology firms. Also performing well was the Israeli generic drug manufacturer Teva Pharmaceuticals Industries Ltd., which benefited from the recession-resistant nature of its business and the growing number of brand-name pharmaceuticals that are coming off patent.

A handful of themes generated negative returns, but their impact on the portfolio was relatively minor due to their small weightings. These were Security, which seeks to identify companies that provide the resources necessary to protect people, their assets and information; Disequilibria, which focuses on companies that can benefit as industry flux sparks changes to their business models; and Distressed Companies, which emphasizes stocks that are extremely undervalued due to short-term misperceptions of risk.

Q: Do you have any closing thoughts for investors?

A: We believe the indiscriminate nature of the market sell-off has created opportunities to purchase attractively valued shares in fundamentally sound companies with unique competitive advantages, the ability to grow their assets without taking on new debt and — in most cases — generate earnings growth, even now. We also retain a focus on companies whose access to scarce assets should provide future pricing power. With the market having fallen so far in such a short time, the values of such companies have become increasingly compelling. We believe this fund's global thematic strategy provides the flexibility to capitalize on these opportunities by investing in strong companies that meet our thematic guidelines.

* Not held in the portfolio as of February 28, 2009.
1 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Global Multi-Cap Growth Funds category consists of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
3 Source for data in this paragraph: The National Coalition on Healthcare

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	2/28/09	8/31/08

Common Stocks	96%	95%
Exchange Traded Funds	2%	2%
Preferred Stocks	1%	2%
Participatory Notes	1%	1%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral)	2/28/09	8/31/08

United States and Canada	47%	34%
Europe (excluding United Kingdom)	21%	28%
Pacific Basin	7%	11%
Latin America	7%	7%
United Kingdom	6%	8%
Japan	5%	7%
Other	7%	5%
	100%	100%
Sector Diversification (As a % of Common Stocks, Preferred Stocks, Participatory Note and Warrants)	2/28/09	8/31/08

Financials	17%	23%
Health Care	16%	10%
Industrials	13%	17%
Energy	12%	10%
Consumer Staples	12%	14%
Telecommunication Services	8%	3%
Consumer Discretionary	7%	10%
Information Technology	7%	6%
Materials	6%	7%
Utilities	2%	—
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at February 28, 2009 (20.1% of Net Assets)	Country	Percent
1. ExxonMobil Corp. Explorer and producer of oil and gas	United States	2.7%
2. Mylan, Inc. Developer, manufacturer and marketer of pharmaceutical and wound care products	United States	2.5%
3. CVS Caremark Corp. Operator of a chain of drugstores	United States	2.3%
4. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	United States	2.2%
5. Teva Pharmaceutical Industries Ltd. Producer of generic and branded human pharmaceuticals	Israel	2.0%
6. Yahoo!, Inc. Provider of on-line services	United States	1.8%
7. Life Technologies Corp. Develops biotechnology tools used by researchers	United States	1.7%
8. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	1.7%
9. G4S PLC Offers security services	United Kingdom	1.6%
10. Laboratory Corp. of America Holdings Developer of medical tests used in patient diagnosis, monitoring and treatment	United States	1.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 28, 2009 (Unaudited)

	Shares	Value ($)

Common Stocks 94.7%
Australia 1.6%
Australian Wealth Management Ltd.	9,069,861	4,236,564
Telstra Corp., Ltd.	3,882,200	8,790,639
(Cost $27,415,155)		13,027,203
Austria 1.0%
Flughafen Wien AG (Cost $30,736,887)	294,300	8,039,908
Bermuda 1.3%
Lazard Ltd. "A" (Cost $13,878,763)	428,530	10,404,708
Brazil 3.5%
Banco Bradesco SA (ADR) (Preferred) (a)	854,100	7,447,752
Companhia de Bebidas das Americas (ADR) (Preferred) (a)	155,749	6,301,604
Santos Brasil Participacoes SA (Unit)	2,532,300	8,312,518
SLC Agricola SA	1,133,500	6,635,862
(Cost $59,295,468)		28,697,736
Canada 1.9%
Canadian National Railway Co.	299,900	9,632,066
Viterra, Inc.*	704,000	5,600,126
(Cost $20,829,454)		15,232,192
Cayman Islands 0.5%
Fresh Del Monte Produce, Inc.* (Cost $4,849,035)	213,200	4,003,896
China 0.7%
Industrial & Commercial Bank of China Ltd. "H"	13,949,000	5,611,177
Sunshine Holdings Ltd.*	9,817,000	189,369
(Cost $8,856,515)		5,800,546
Cyprus 0.1%
Globaltrans Investment PLC (GDR) 144A* (Cost $9,396,028)	668,500	558,198
France 2.5%
BNP Paribas	198,437	6,511,793
Compagnie de Saint-Gobain (a)	137,946	3,199,438
Total SA	236,103	11,172,850
(Cost $28,628,344)		20,884,081
Germany 6.4%
Allianz SE (Registered)	72,694	4,924,330
Axel Springer AG	86,967	5,864,583
BASF SE	158,400	4,394,270
Deutsche Post AG (Registered)	815,600	7,896,803
E.ON AG	475,000	12,211,602
Fraport AG (a)	59,100	1,846,963
Hamburger Hafen und Logistik AG (Registered) (a)	205,068	4,665,955
Siemens AG (Registered)	108,400	5,524,512
Stada Arzneimittel AG	338,000	5,727,704
(Cost $94,974,240)		53,056,722
Hong Kong 4.1%
Cheung Kong (Holdings) Ltd.	534,000	4,321,471
China Mobile Ltd.	710,500	6,115,358
China Mobile Ltd. (ADR)	118,100	5,119,635
China Water Affairs Group Ltd.*	15,868,700	2,184,521
CNOOC Ltd. (ADR) (a)	68,700	5,903,391
GOME Electrical Appliances Holdings Ltd. (b)	33,282,000	5,191,284
Hongkong & Shanghai Hotels Ltd.	8,786,728	5,254,401
(Cost $66,037,897)		34,090,061
India 1.4%
Bharti Airtel Ltd.* (Cost $16,817,758)	937,629	11,532,512
Israel 2.0%
Teva Pharmaceutical Industries Ltd. (ADR) (Cost $15,205,351)	369,100	16,454,478
Italy 1.0%
Gemina SpA*	8,065,192	2,650,597
Parmalat SpA	3,203,729	5,943,830
(Cost $19,245,648)		8,594,427
Japan 5.4%
Central Japan Railway Co.	920	5,566,687
Mitsubishi Estate Co., Ltd.	548,000	5,469,970
Mitsui Fudosan Co., Ltd.	1,188,000	11,852,274
NTT DoCoMo, Inc.	2,827	4,422,370
Seven & I Holdings Co., Ltd.	194,000	4,290,771
Shin-Etsu Chemical Co., Ltd.	101,500	4,525,642
Toyota Motor Corp.	257,500	8,223,060
(Cost $58,546,804)		44,350,774
Kazakhstan 0.2%
Kazakhstan Kagazy PLC (GDR) 144A*	2,552,100	510,420
Steppe Cement Ltd.*	1,803,936	787,667
(Cost $22,667,964)		1,298,087
Korea 0.1%
KB Financial Group, Inc. (ADR)* (Cost $893,782)	47,300	890,186
Malaysia 0.9%
AMMB Holdings Bhd. (Cost $9,138,820)	10,914,700	7,248,971
Mexico 2.9%
America Movil SAB de CV "L" (ADR)	477,413	12,164,483
Grupo Aeroportuario del Pacifico SAB de CV "B" (ADR)	430,700	7,317,593
Grupo Financiero Banorte SAB de CV "O"	4,019,400	4,233,170
(Cost $36,403,879)		23,715,246
Netherlands 1.5%
QIAGEN NV* (a) (Cost $12,646,461)	754,000	12,428,683
Russia 2.5%
Far Eastern Shipping Co.*	9,976,000	2,194,720
Mobile TeleSystems (ADR)	200,600	4,752,214
Novorossiysk Sea Trade Port (GDR) 144A	557,250	2,089,688
Rosneft Oil Co. (GDR)*	1,173,550	4,130,896
Vimpel-Communications (ADR)	1,396,800	7,319,232
(Cost $39,905,696)		20,486,750
Singapore 0.2%
Food Empire Holdings Ltd. (Cost $5,957,624)	11,289,600	1,857,162
Sweden 0.4%
Autoliv, Inc. (Cost $4,925,487)	248,900	3,703,632
Switzerland 4.8%
Julius Baer Holding AG (Registered)	492,810	11,420,454
Nestle SA (Registered)	382,404	12,503,891
Roche Holding AG (Genusschein)	122,335	13,873,623
Swiss Re (Registered)	128,292	1,584,868
(Cost $50,479,694)		39,382,836
Thailand 0.4%
Seamico Securities PCL (Foreign Registered)	27,674,900	1,315,849
Siam City Bank PCL (Foreign Registered)*	8,313,900	1,723,683
(Cost $7,265,084)		3,039,532
United Kingdom 6.0%
Aberdeen Asset Management PLC (a)	4,957,429	9,306,349
Anglo American PLC	353,073	5,008,910
BHP Billiton PLC	447,117	7,031,895
G4S PLC	4,904,023	13,027,392
GlaxoSmithKline PLC	303,533	4,632,956
Rio Tinto PLC	405,088	10,380,628
(Cost $68,011,422)		49,388,130
United States 41.4%
AGCO Corp.*	340,900	5,843,026
Anadarko Petroleum Corp.	342,200	11,959,890
Apache Corp.	138,700	8,195,783
Apple, Inc.* (a)	68,600	6,126,666
Berkshire Hathaway, Inc. "A"* (a)	87	6,838,200
Campbell Soup Co.	238,900	6,395,353
ConocoPhillips	235,400	8,792,190
CSX Corp.	266,700	6,582,156
CVS Caremark Corp.	740,500	19,060,470
Expedia, Inc.*	462,200	3,683,734
ExxonMobil Corp.	322,200	21,877,380
Google, Inc. "A"*	25,200	8,517,348
Hess Corp.	146,800	8,028,492
Intel Corp.	336,700	4,289,558
Johnson & Johnson	152,400	7,620,000
JPMorgan Chase & Co.	348,900	7,972,365
Laboratory Corp. of America Holdings*	235,400	12,949,354
Legg Mason, Inc.	613,900	7,876,337
Liberty Media Corp. — Entertainment "A"*	427,500	7,404,300
Life Technologies Corp.*	490,000	14,283,500
Marathon Oil Corp.	217,900	5,070,533
Mattel, Inc.	896,714	10,617,094
McDonald's Corp.	77,200	4,033,700
Microsoft Corp.	604,800	9,767,520
Monsanto Co.	57,200	4,362,644
Monster Worldwide, Inc.*	566,700	3,734,553
Mylan, Inc.* (a)	1,667,800	20,730,754
National-Oilwell Varco, Inc.*	226,500	6,054,345
Oracle Corp.* (a)	598,600	9,302,244
Owens-Illinois, Inc.*	667,600	10,294,392
Pfizer, Inc.	1,447,300	17,816,263
Philip Morris International, Inc.	153,200	5,127,604
The Goldman Sachs Group, Inc.	100,100	9,117,108
Union Pacific Corp.	175,600	6,588,512
Wal-Mart Stores, Inc. (a)	251,000	12,359,240
XTO Energy, Inc.	209,600	6,635,936
Yahoo!, Inc.*	1,129,900	14,948,577
(Cost $418,481,242)		340,857,121
Total Common Stocks (Cost $1,151,490,502)		779,023,778

Preferred Stock 0.5%
Germany
Porsche Automobil Holding SE (Cost $7,004,068)	107,106	4,419,978

Participatory Note 0.5%
Merrill Lynch Frontier Index Trust (issuer Merrill Lynch International & Co.), Expiration Date 2/27/2010* (Cost $14,506,821)	141,800	4,252,582
	Principal Amount ($)	Value ($)

Other Investments 0.1%
Brazil
Companhia Vale do Rio Doce* (Cost $0)	389,000	365,999
	Shares	Value ($)

Exchange Traded Fund 2.5%
United States
iShares Nasdaq Biotechnology Index Fund (a) (Cost $23,101,285)	324,500	20,466,215

Warrants 0.0%
France
Compagnie de Saint-Gobain, Expiration Date 3/6/2009* (a) (Cost $761,637)	137,946	202,862

Call Options Purchased 0.0%
United States
General Electric Co., Expiration Date 1/16/2010, Strike Price $30.0 (Cost $2,962,120)	7,100	78,100

Securities Lending Collateral 15.5%
Daily Assets Fund Institutional, 1.05% (c) (d) (Cost $126,958,624)	126,958,624	126,958,624
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,326,785,057)+	113.8	935,768,138
Other Assets and Liabilities, Net (a)	(13.8)	(113,394,381)
Net Assets	100.0	822,373,757
* Non-income producing security.
+ The cost for federal income tax purposes was $1,374,511,987. At February 28, 2009, net unrealized depreciation for all securities based on tax cost was $438,743,849. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,280,475 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $450,024,324.
(a) All or a portion of these securities were on loan, amounting to $112,501,101. In addition, included in other assets and liabilities, net are pending sales, amounting to $8,153,158, that are also on loan (see Notes to Financial Statements). The value of all securities loaned at February 28, 2009 amounted to $120,654,259, which is 14.7% of net assets.
(b) Security is listed in country of domicile. Significant business activities of company are in China.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 609,379,983
Level 2	320,830,872
Level 3	5,557,283
Total	$ 935,768,138

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at February 28, 2009:

Investments in Securities
Balance as of August 31, 2008	$ 509,372
Total realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(8,608,975)
Net purchases (sales)	—
Net transfers in (out) of Level 3	13,656,886
Balance as of February 28, 2009	$ 5,557,283

Financial Statements

Statement of Assets and Liabilities as of February 28, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,199,826,433) — including $112,501,101 of securities loaned	$ 808,809,514
Investment in Daily Assets Fund Institutional (cost $126,958,624)*	126,958,624
Total investments, at value (cost $1,326,785,057)	935,768,138
Cash	12,394
Foreign currency, at value (cost $9,227,557)	9,004,775
Receivable for investments sold	27,395,053
Receivable for Fund shares sold	7,689,061
Dividends receivable	1,992,820
Interest receivable	108,890
Foreign taxes recoverable	134,887
Other assets	170,167
Total assets	982,276,185
Liabilities
Notes payable	3,100,000
Payable upon return of securities loaned	126,958,624
Payable for investments purchased	17,846,606
Payable for Fund shares redeemed	10,116,878
Accrued management fee	615,433
Other accrued expenses and payables	1,264,887
Total liabilities	159,902,428
Net assets, at value	$ 822,373,757
Net Assets Consist of
Undistributed net investment income	3,226,621
Net unrealized appreciation (depreciation) on: Investments	(391,016,919)
Foreign currency	(195,717)
Accumulated net realized gain (loss)	(850,161,720)
Paid-in capital	2,060,521,492
Net assets, at value	$ 822,373,757
* Represents collateral on securities loaned.
Statement of Assets and Liabilities as of February 28, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($168,919,663 ÷ 13,467,710 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 12.54
Maximum offering price per share (100 ÷ 94.25 of $12.54)	$ 13.31

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($14,240,994 ÷ 1,174,745 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 12.12

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($66,473,723 ÷ 5,448,002 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 12.20
Class R Net Asset Value, offering and redemption price(a) per share ($44,394,784 ÷ 3,540,275 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 12.54
Class S Net Asset Value, offering and redemption price(a) per share ($513,124,758 ÷ 41,073,608 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 12.49
Institutional Class Net Asset Value, offering and redemption price(a) per share ($15,219,835 ÷ 1,217,063 shares of capital stock outstanding, $.01 par value, 200,000,000 shares authorized)	$ 12.51
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.
Statement of Operations for the six months ended February 28, 2009 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $315,304)	$ 10,287,843
Interest	39,912
Interest — Cash Management QP Trust	288,780
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,039,698
Total Income	11,656,233
Expenses: Management fee	4,776,922
Administration fee	542,157
Services to shareholders	1,440,464
Custodian fee	337,667
Distribution and service fees	980,532
Professional fees	107,866
Directors' fees and expenses	11,955
Reports to shareholders	94,146
Registration fees	73,849
Interest expense	29,575
Other	39,278
Total expenses	8,434,411
Net investment income (loss)	3,221,822
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(538,347,000)
Foreign currency	(1,568,822)
(539,915,822)
Change in net unrealized appreciation (depreciation) on: Investments	(248,627,921)
Foreign currency	(106,134)
(248,734,055)
Net gain (loss)	(788,649,877)
Net increase (decrease) in net assets resulting from operations	$ (785,428,055)
Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008
Operations: Net investment income (loss)	$ 3,221,822	$ 6,847,640
Net realized gain (loss)	(539,915,822)	(237,490,506)
Change in net unrealized appreciation (depreciation)	(248,734,055)	(216,620,923)
Net increase (decrease) in net assets resulting from operations	(785,428,055)	(447,263,789)
Distributions to shareholders from: Net investment income: Class A	(314,655)	(4,235,413)
Class R	—	(41,726)
Class S	(2,447,617)	(13,054,064)
Institutional Class	(41,470)	—
Net realized gains: Class A	(1,261,460)	(109,051,997)
Class B	(105,274)	(8,102,711)
Class C	(514,052)	(45,741,033)
Class R	(172,264)	(1,761,921)
Class S	(3,652,249)	(256,144,919)
Institutional Class	(54,910)	—
Total distributions	(8,563,951)	(438,133,784)
Fund share transactions: Proceeds from shares sold	94,116,248	615,425,292
Reinvestment of distributions	7,758,729	387,474,740
Cost of shares redeemed	(263,870,210)	(609,811,020)
Redemption fees	6,593	32,054
Net increase (decrease) in net assets from Fund share transactions	(161,988,640)	393,121,066
Increase (decrease) in net assets	(955,980,646)	(492,276,507)
Net assets at beginning of period	1,778,354,403	2,270,630,910
Net assets at end of period (including undistributed net investment income of $3,226,621 and $2,808,541, respectively)	$ 822,373,757	$ 1,778,354,403

Financial Highlights

Class A Years Ended August 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 23.43	$ 35.81	$ 35.02	$ 29.60	$ 22.81	$ 20.42
Income (loss) from investment operations: Net investment income (loss)[b]	.04	.07	.30[d]	.19	.13	.00***
Net realized and unrealized gain (loss)	(10.82)	(5.82)	6.60	7.63	6.66	2.65
Total from investment operations	(10.78)	(5.75)	6.90	7.82	6.79	2.65
Less distributions from: Net investment income	(.02)	(.25)	(.11)	(.11)	—	(.26)
Net realized gains	(.09)	(6.38)	(6.00)	(2.29)	—	—
Total distributions	(.11)	(6.63)	(6.11)	(2.40)	—	(.26)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 12.54	$ 23.43	$ 35.81	$ 35.02	$ 29.60	$ 22.81
Total Return (%)[c]	(46.03)**	(19.49)	21.19[d]	27.65	29.77[e]	12.99[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	169	431	560	119	26	17
Ratio of expenses before expense reductions (%)	1.64*	1.44	1.40	1.56	1.76	1.77
Ratio of expenses after expense reductions (%)	1.64*	1.44	1.40	1.56	1.70	1.69
Ratio of net investment income (loss) (%)	.25[f]	.25	.85[d]	.62	.51	.04
Portfolio turnover rate (%)	108**	202	151	143	54	81
[a] For the six months ended February 28, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.003% lower.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio for the six months ended February 28, 2009 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended August 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 22.75	$ 34.97	$ 34.50	$ 29.35	$ 22.79	$ 20.40
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.17)	.00d***	(.10)	(.07)	(.18)
Net realized and unrealized gain (loss)	(10.50)	(5.67)	6.47	7.54	6.63	2.65
Total from investment operations	(10.54)	(5.84)	6.47	7.44	6.56	2.47
Less distributions from: Net investment income	—	—	—	—	—	(.08)
Net realized gains	(.09)	(6.38)	(6.00)	(2.29)	—	—
Total distributions	(.09)	(6.38)	(6.00)	(2.29)	—	(.08)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 12.12	$ 22.75	$ 34.97	$ 34.50	$ 29.35	$ 22.79
Total Return (%)[c]	(46.33)**	(20.20)	20.21[d]	26.42[e]	28.78[e]	12.21[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	31	41	14	7	8
Ratio of expenses before expense reductions (%)	2.67*	2.28	2.27	2.61	2.69	2.58
Ratio of expenses after expense reductions (%)	2.67*	2.28	2.27	2.49	2.47	2.47
Ratio of net investment income (loss) (%)	(.26)[f]	(.59)	(.02)[d]	(.31)	(.26)	(.74)
Portfolio turnover rate (%)	108**	202	151	143	54	81
[a] For the six months ended February 28, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.003% lower.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio for the six months ended February 28, 2009 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended August 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 22.85	$ 35.07	$ 34.55	$ 29.35	$ 22.79	$ 20.39
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.14)	.04[d]	(.06)	(.07)	(.16)
Net realized and unrealized gain (loss)	(10.54)	(5.70)	6.48	7.55	6.63	2.64
Total from investment operations	(10.56)	(5.84)	6.52	7.49	6.56	2.48
Less distributions from: Net investment income	—	—	—	—	—	(.08)
Net realized gains	(.09)	(6.38)	(6.00)	(2.29)	—	—
Total distributions	(.09)	(6.38)	(6.00)	(2.29)	—	(.08)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 12.20	$ 22.85	$ 35.07	$ 34.55	$ 29.35	$ 22.79
Total Return (%)[c]	(46.23)**	(20.10)	20.31[d]	26.64	28.78[e]	12.23[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	173	223	39	5	5
Ratio of expenses before expense reductions (%)	2.44*	2.19	2.16	2.33	2.62	2.56
Ratio of expenses after expense reductions (%)	2.44*	2.19	2.16	2.33	2.47	2.46
Ratio of net investment income (loss) (%)	(.14)[f]	(.49)	.09[d]	(.15)	(.26)	(.73)
Portfolio turnover rate (%)	108**	202	151	143	54	81
[a] For the six months ended February 28, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.003% lower.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio for the six months ended February 28, 2009 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class R Years Ended August 31,	2009[a]	2008	2007	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 23.42	$ 35.78	$ 34.98	$ 29.63	$ 22.89	$ 21.69
Income (loss) from investment operations: Net investment income (loss)[c]	.02	(.03)	.20[d]	.12	.06	.02
Net realized and unrealized gain (loss)	(10.81)	(5.80)	6.62	7.62	6.68	1.37
Total from investment operations	(10.79)	(5.83)	6.82	7.74	6.74	1.39
Less distributions from: Net investment income	—	(.15)	(.02)	(.10)	—	(.19)
Net realized gains on investment transactions	(.09)	(6.38)	(6.00)	(2.29)	—	—
Total distributions	(09)	(6.53)	(6.02)	(2.39)	—	(.19)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 12.54	$ 23.42	$ 35.78	$ 34.98	$ 29.63	$ 22.89
Total Return (%)	(46.13)**	(19.69)	20.91[d]	27.37	29.45[e]	6.38e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	47	7	4	1.5
Ratio of expenses before expense reductions (%)	1.89*	1.72	1.68	1.79	2.27	1.87*
Ratio of expenses after expense reductions (%)	1.89*	1.72	1.68	1.79	1.96	1.82*
Ratio of net investment income (loss) (%)	.16[f]	(.10)	.57[d]	.39	.25	.13*
Portfolio turnover rate (%)	108**	202	151	143	54	81
[a] For the six months ended February 28, 2009 (Unaudited).
[b] For the period from November 3, 2003 (commencement of operations of Class R shares) to August 31, 2004.
[c] Based on average shares outstanding during the period.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.006% lower.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio for the six months ended February 28, 2009 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended August 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 23.36	$ 35.73	$ 34.99	$ 29.64	$ 22.82	$ 20.41
Income (loss) from investment operations: Net investment income[b]	.06	.15	.38[c]	.29	.25	.07
Net realized and unrealized gain (loss)	(10.78)	(5.82)	6.58	7.62	6.66	2.66
Total from investment operations	(10.72)	(5.67)	6.96	7.91	6.91	2.73
Less distributions from: Net investment income	(.06)	(.32)	(.22)	(.27)	(.09)	(.32)
Net realized gains	(.09)	(6.38)	(6.00)	(2.29)	—	—
Total distributions	(.15)	(6.70)	(6.22)	(2.56)	(.09)	(.32)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 12.49	$23.36	$ 35.73	$ 34.99	$ 29.64	$ 22.82
Total Return (%)	(45.95)**	(19.30)	21.48[c]	28.01	30.35	13.36[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	513	1,081	1,440	1,186	832	703
Ratio of expenses (%)	1.36*	1.19	1.18	1.27	1.25	1.42
Ratio of net investment income (%)	.39[e]	.52	1.07[c]	.91	.96	.31
Portfolio turnover rate (%)	108**	202	151	143	54	81
[a] For the six months ended February 28, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.011% lower.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio for the six months ended February 28, 2009 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended August 31,	2009[a]	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 23.37	$ 23.07
Income (loss) from investment operations: Net investment income[c]	.08	.00***
Net realized and unrealized gain (loss)	(10.79)	.30
Total from investment operations	(10.71)	.30
Less distributions from: Net investment income	(.06)	—
Net realized gains on investment transactions	(.09)	—
Total distributions	(.15)	—
Redemption fees	.00***	.00***
Net asset value, end of period	12.51	$ 23.37
Total Return (%)	(45.90)**	1.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	16
Ratio of expenses (%)	1.12*	1.14*
Ratio of net investment income (%)	.50[d]	.74*
Portfolio turnover rate (%)	108**	202
[a] For the six months ended February 28, 2009 (Unaudited).
[b] For the period from August 27, 2008 (commencement of operations of Institutional Class shares) to August 31, 2008.
[c] Based on average shares outstanding during the period.
[d] The ratio for the six months ended February 28, 2009 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Global Thematic Fund (the "Fund") is a diversified series of DWS Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and exchange traded funds are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movement during the term of the contract.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

From November 1, 2007 through August 31, 2008, the Fund incurred approximately $261,621,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2009.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $1,215,774,182 and $1,385,544,032, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.915%
Next $500 million of such net assets	.865%
Next $500 million of such net assets	.815%
Next $500 million of such net assets	.765%
Over $2 billion of such net assets	.715%

Accordingly, for the six months ended February 28, 2009, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.88% of the Fund's average daily net assets.

For the period from September 1, 2008 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of Class R at 1.90%.

Effective August 27, 2008 (commencement of operations) through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of Institutional Class at 1.40%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 28, 2009, the Advisor received an Administration Fee of $542,157, of which $69,567 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended February 28, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at February 28, 2009
Class A	$ 232,522	$ 96,516
Class B	28,792	10,825
Class C	106,523	38,149
Class R	742	904
Class S	513,734	240,688
Institutional Class	89	34
	$ 882,402	$ 387,116

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of each of Class B, C and R shares, respectively. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended February 28, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2009
Class B	$ 71,874	$ 9,346
Class C	364,441	42,431
Class R	42,900	9,320
	$ 479,215	$ 61,097

In addition, DIDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2009	Annualized Effective Rate
Class A	$ 295,380	$ 9,055.24%
Class B	26,280	—	.25%
Class C	138,711	—	.25%
Class R	40,946	8,057.24%
	$ 501,317	$ 17,112

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2009 aggregated $8,735.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2009, the CDSC for Class B and C shares aggregated $39,563 and $24,359, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended February 28, 2009, DIDI received $6,531 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 28, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $14,675, all of which was paid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At February 28, 2009, the Fund had a $3,100,000 outstanding loan. Interest expense incurred on drawing down on the line of credit was $6,194 for the six months ended February 28, 2009. The average dollar amount was $5,923,077, the weighted average interest rate was 1.47% and the Fund had a loan outstanding for 26 days throughout the period.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2009		Year Ended August 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,889,854	$ 30,311,456	9,377,977	$ 285,841,701
Class B	76,623	1,125,829	429,884	12,952,385
Class C	271,896	4,108,061	2,887,976	88,053,761
Class R	1,877,552	27,008,022	1,979,494	50,205,522
Class S	1,509,644	23,036,874	5,419,813	162,419,481
Institutional Class	663,141	8,526,006	691,302*	15,952,442*
		$ 94,116,248		$ 615,425,292
Shares issued to shareholders in reinvestment of distributions
Class A	96,694	$ 1,375,958	3,345,487	$ 96,149,287
Class B	5,994	82,783	220,299	6,181,606
Class C	27,394	379,949	1,165,090	32,820,576
Class R	11,616	165,417	50,130	1,442,243
Class S	399,312	5,658,242	8,771,973	250,881,028
Institutional Class	6,797	96,380	—*	—*
		$ 7,758,729		$ 387,474,740
Shares redeemed
Class A	(6,898,239)	$ (109,272,866)	(9,974,686)	$ (280,633,869)
Class B	(284,736)	(4,268,707)	(452,713)	(12,340,028)
Class C	(2,422,178)	(37,526,611)	(2,835,470)	(76,122,642)
Class R	(339,260)	(5,102,300)	(227,290)	(6,203,006)
Class S	(7,085,519)	(105,633,791)	(8,249,003)	(234,511,475)
Institutional Class	(144,177)	(2,065,935)	—*	—*
		$ (263,870,210)		$ (609,811,020)
Redemption fees		$ 6,593		$ 32,054
Net increase (decrease)
Class A	(4,911,691)	$ (77,582,655)	2,748,778	$ 101,368,496
Class B	(202,119)	(3,060,093)	197,470	6,794,087
Class C	(2,122,888)	(33,038,210)	1,217,596	44,755,683
Class R	1,549,908	22,071,163	1,802,334	45,444,769
Class S	(5,176,563)	(76,935,296)	5,942,783	178,805,589
Institutional Class	525,761	6,556,451	691,302*	15,952,442*
		$ (161,988,640)		$ 393,121,066
* For the period from August 27, 2008 (commencement of operations of Institutional Class shares) to August 31, 2008.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Directors are independent of DIMA and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period and has outperformed its benchmark in the three- and five-year periods ended December 31, 2007. The Board also noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For shareholders of Classes A, B, C, S and Institutional Class
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGQAX	SGQBX	SGQCX	SCOBX	SGQIX
CUSIP Number	233379 817	233379 791	233379 783	233379 759	233379 684
Fund Number	407	607	707	2007	1407
For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-investments.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	SGQRX
CUSIP Number	233379 767
Fund Number	1512

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Thematic Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Thematic Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 28, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        April 28, 2009